Exhibit 32.1

BJ Services Company

5500 Northwest Central Drive

Houston, Texas 77092

August 13, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549-0405

Re:	CEO/CFO Certifications Pursuant to 18 U.S.C. Section 1350,
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BJ Services Company (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J.W. Stewart, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY	/s/ J.W. STEWART
J.W. Stewart Chief Executive Officer

August 13, 2003